The
Corporate
Fund
Accumulation
Program,
Inc.






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



The Corporate Fund
Accumulation Program, Inc.
Box 9011
Princeton, NJ 08543-9011



To Our Shareholders:


For the year ended December 31, 1996, The Corporate Fund
Accumulation Program, Inc. provided a total investment return of +1.69%, based on a change in per share net asset value from $21.59 to $20.69, and assuming reinvestment of $1.228 per share income dividends.

For the six-month period ended December 31, 1996, The Corporate Fund Accumulation Program, Inc. provided a total investment return of +4.59%, based on a change in per share net asset value from $20.42 to $20.69, and assuming reinvestment of $0.654 per share income dividends.

The Environment
Bond prices fluctuated during the summer months in a swirl of speculation about the course of inflation. This volatility was caused by the release of economic data which seemed inconclusive with regard to future growth prospects. Then the Federal Reserve Board's decision in late September not to raise short-term interest rates was interpreted by investors as a sign that the economy was slowing down enough on its own so that inflation would not be a problem. Bond prices began to rise as third quarter data was released. However, Federal Reserve Board Chairman Alan Greenspan raised concerns on December 5, 1996 when he suggested that there was an "irrational exuberance" in US financial markets, implying that the levels of both stock and bond prices were not consistent with economic data. Within two weeks after his remarks, the stock market dropped more than 200 points and there was a corresponding increase of 20 basis points (0.20%) in the bellwether long-term US Treasury bond.

However, a review of the underlying economic and political conditions that normally influence the behavior of stock and bond prices seems to justify the investor optimism that prevailed in the fall. For example, the Federal Reserve Board's monetary policy remained unchanged during the six-month period ended December 31, 1996, contrary to widespread expectations during the summer that there would be a monetary tightening. The tightening did not occur because it became apparent that the economy was slowing on its own from the rapid pace of the second quarter, when gross domestic product (GDP) jumped to 4.7% from the 2.0% pace of the first quarter. Third quarter GDP dropped back to 2.1%. Meanwhile, inflation remained subdued. In addition, the US dollar gained in value, implying less inflation and continued foreign investment in US securities. Stock and bond prices improved by year-end, but without the enthusiasm that had been characterized throughout the fall.

Fiscal Year in Review
The acceleration of job creation which became evident in February 1996 adversely impacted interest rates throughout the first half of the fiscal year ended December 31, 1996. The bond rally of 1995 came to a halt with the February job growth figure, as measured by the bellwether 30-year Treasury yield, jumping from below 6.0% to over 6.6% in the first quarter of 1996. We shortened the average portfolio maturity of the Program from 10.8 years to 8.8 years during this period as a defensive move. The Program had a total return of -2.8% in the first quarter, compared with the unmanaged Merrill Lynch Corporate Master Index's return of -4.4%. As interest rates continued to climb above 7.0% by the beginning of the summer, we brought the average portfolio maturity of the Program to 8.2 years. We accomplished this by raising cash reserves and trading into Treasury securities. As bond prices fluctuated over the summer months, we moved to a market neutral position by extending the Program's average maturity and reducing its cash position. We also remained underweighted in the utility sector and overweighted in industrial and Yankee issues. The total return on the Program improved to +1.3% by October 31, 1996, compared to +1.2% for the Merrill Lynch Corporate Master Index. For the 12-month period ended December 31, 1996 the Program's total return was +1.7%, compared with +2.3% for the Merrill Lynch Corporate Master Index.

Looking ahead, we believe that markets have a way of self-correcting. Although inflation remains at a low level, we believe that the current level of bond prices fully reflects the positive factors which characterized the economy in the December quarter. Without significant additional good news, we believe that the market is in a trading range which justifies a conservative strategy.

In Conclusion
We appreciate your ongoing interest in The Corporate Fund
Accumulation Program, Inc., and we look forward to sharing our investment strategy with you in our upcoming semi-annual report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Jay C. Harbeck)
Jay C. Harbeck
Vice President and Portfolio Manager


January 31, 1997

As of December 31, 1996, N. John Hewitt retired as Senior Vice
President of the Program. His colleagues at Merrill Lynch Asset
Management, L.P. join the Program's Board of Directors in wishing
Mr. Hewitt well in his retirement.



The Corporate Fund Accumulation Program, Inc.
Total Return Based on a $10,000 Investment


A line graph depicting the growth of an investment in the The
Corporate Fund Accumulation Program, Inc. compared to growth of an investment in the ML COAO Corporate Master Bond Index. Beginning and ending values are:

                                       12/86          12/96

The Corporate Fund Accumulation
Program, Inc.*++                      $10,000        $20,905

ML COAO Corporate Master Bond
Index++++                             $10,000        $24,133

[FN]
   *Assuming transaction costs and other operating expenses, including advisory fees.
  ++The Corporate Fund Accumulation Program, Inc. invests in long- and intermediate-term fixed-interest bearing debt obligations issued primarily by corporations.
++++This unmanaged Index is comprised of all industrial bonds rated
    BBB3 or higher, of all maturities.

    Past performance is not predictive of future performance.



The Corporate Fund Accumulation Program, Inc.
Schedule of Investments                                                                           December 31, 1996
                 S&P   Moody's   Face                                                                        Value
Industry        Rating  Rating  Amount                  Issue                                  Cost        (Note 1a)
                                        US Government Obligations

US Government                           US Treasury Notes:
Obligations--    AAA   Aaa  $2,000,000    6.25% due 8/31/2000                             $ 2,013,626    $ 2,007,500
3.9%             AAA   Aaa   1,000,000    7.875% due 8/15/2001                              1,079,910      1,065,940

                                        Total US Government Obligations--3.9%               3,093,536      3,073,440

                                        Corporate Bonds & Notes

Banks &          A+    A1    2,000,000  BankAmerica Corp., 7.125% due 5/12/2005             1,975,735      2,015,080
Thrifts--18.1%   A-    A2    1,500,000  Chase Manhattan Bank Corp., 8.65% due
                                        2/13/1999                                           1,558,680      1,570,035
                 A+    A1    1,000,000  Citicorp., 8.80% due 2/01/2000                      1,000,000      1,001,950
                 BBB+  A3    2,000,000  First Interstate Bancorp, 9.90% due
                                        11/15/2001                                          2,261,189      2,263,940
                 BBB+  A1    1,250,000  First Union Capital, 7.85% due 1/01/2027+++         1,247,825      1,247,825
                 AA-   Aa2   1,000,000  JPM Capital Trust, 7.54% due 1/15/2027              1,000,000        977,290
                 A     A2    1,000,000  NationsBank Corp., 7.50% due 2/15/1997                999,945      1,001,870
                                        Norwest Corp.:
                 AA-   Aa3   1,000,000    6.25% due 4/15/1999                                 997,476      1,000,800
                 A+    A1    2,000,000    6.625% due 3/15/2003                              2,009,741      1,965,300
                 AA+   Aa2   1,000,000  Wachovia Bank, 6.55% due 6/09/1997                    999,893      1,004,260
                                                                                          -----------    -----------
                                                                                           14,050,484     14,048,350

Financial        A+    A1    1,000,000  Ford Motor Credit Co., 7.75% due 3/15/2005            999,251      1,041,450
Services--                              General Motors Acceptance Corp.:
Captive--3.3%    A-    A3    1,000,000    6.625% due 10/01/2002                               998,519        993,550
                 A-    A3      500,000    7.40% due 9/01/2025                                 496,146        494,470
                                                                                          -----------    -----------
                                                                                            2,493,916      2,529,470

Financial        A+    A1    1,000,000  American General Finance Corp., 7.70% due
Services--                              11/15/1997                                            996,707      1,013,400
Consumer--       AA-   Aa3   1,000,000  Associates Corp. of North America, 5.25%
9.6%                                    due 9/01/1998                                         983,553        985,390
                 A+    Aa3   2,000,000  CIT Group Holdings, Inc., 5.764% due
                                        2/28/1997++                                         1,999,919      2,000,100
                 A     A2    1,000,000  Commercial Credit Corp., 6% due 4/15/2000             980,005        984,580
                                        Equitable Life Assurance Society of the US+++:
                 A     A2      500,000    6.95% due 12/01/2005                                473,549        490,490
                 A     A2    1,000,000    7.70% due 12/01/2015                                993,233        999,580
                 A+    A2    1,000,000  Transamerica Finance Corp., 6.80% due
                                        3/15/1999                                             999,880      1,010,520
                                                                                          -----------    -----------
                                                                                            7,426,846      7,484,060
Financial                               Bear Stearns Companies, Inc.:
Services--       A     A2    1,000,000    6.75% due 5/01/2001                                 997,270      1,002,370
Other--9.8%      A     A2      500,000    6.70% due 8/01/2003                                 462,318        491,995
                                        Dean Witter, Discover & Co.:
                 A     A2    2,000,000    6.75% due 8/15/2000                               1,994,537      2,014,500
                 A     A2    1,000,000    6.30% due 1/15/2006                                 996,022        944,672
                 BBB+  Baa1  1,000,000  PaineWebber Group Inc., 8.875% due 3/15/2005          996,662      1,084,620
                 A+    A1    2,000,000  Travelers Corp. (The), 7.875% due 5/15/2025         2,027,424      2,088,980
                                                                                          -----------    -----------
                                                                                            7,474,233      7,627,137

The Corporate Fund Accumulation Program, Inc.
Schedule of Investments (continued)                                                                December 31, 1996
                 S&P   Moody's   Face                                                                        Value
Industry        Rating  Rating  Amount                  Issue                                  Cost        (Note 1a)
                                        Corporate Bonds & Notes (continued)

Industrial--     A+    A1   $2,000,000  Bass America, Inc., 6.625% due 3/01/2003          $ 1,921,497    $ 1,970,460
Consumer         A     A2      500,000  Disney Enterprises Inc.***, 6.85% due
Goods--9.3%                             1/10/2007+++                                          499,666        499,645
                 AAA   Aaa   2,000,000  Johnson & Johnson Co., 8.72% due 11/01/2024         2,018,823      2,225,360
                 A     A2    1,125,000  May Department Stores Company (The), 10.625%
                                        due 11/01/2010                                      1,343,562      1,455,975
                 A     A2    1,000,000  Philip Morris Companies, Inc., 9% due
                                        1/01/2001                                           1,014,891      1,075,870
                                                                                          -----------    -----------
                                                                                            6,798,439      7,227,310

Industrial--     A-    A1      500,000  Dresser Industries, Inc., 7.60% due 8/15/2096         498,551        510,465
Energy--0.7%

Industrial--                            Lockheed Martin Corp.:
Other--2.6%      BBB+  A3    1,000,000    6.625% due 6/15/1998                                999,905      1,007,710
                 BBB+  A3    1,000,000    6.55% due 5/15/1999                                 999,620      1,004,670
                                                                                          -----------    -----------
                                                                                            1,999,525      2,012,380

Industrial--     A-    A2    1,000,000  Columbia/HCA Healthcare Corp., 7.75% due
Services--1.3%                          7/15/2036                                             992,373      1,019,500

Transportation--                        Southwest Airlines Co.:
3.4%             A-    A3    1,500,000    9.40% due 7/01/2001                               1,695,629      1,630,500
                 A-    A3    1,000,000    7.875% due 9/01/2007                                994,729      1,032,790
                                                                                          -----------    -----------
                                                                                            2,690,358      2,663,290

Utilities--                             GTE Corporation:
Communica-       BBB+  A3      500,000    9.10% due 6/01/2003                                 549,358        557,745
tions--5.3%      BBB+  A3    1,000,000    10.30% due 11/15/2017                             1,077,727      1,082,450
                 AAA   Aaa     500,000  Indiana Bell Telephone Co., Inc., 7.30%
                                        due 8/15/2026                                         499,156        507,420
                 AA    Aa3   2,000,000  Southwestern Bell Telecommunications, Inc.,
                                        6.125% due 3/01/2000                                2,005,040      1,987,160
                                                                                          -----------    -----------
                                                                                            4,131,281      4,134,775

Utilities--      A+    A1    3,000,000  Georgia Power Co., 6.125% due 9/01/1999             2,984,583      2,983,140
Electric--6.5%   AA-   A1    1,000,000  Northern States Power Co., 7.125% due
                                        7/01/2025                                           1,060,533        980,060
                 A     A2    1,000,000  Virginia Electric & Power Co., 8.625% due
                                        10/01/2024                                            982,136      1,081,898
                                                                                          -----------    -----------
                                                                                            5,027,252      5,045,098

Utilities--      AA-   A1    2,000,000  Consolidated Natural Gas Co., 8.75% due
Gas--2.7%                               6/01/1999                                           2,066,183      2,103,400

Yankee           BBB+  A3    1,000,000  Bangkok Bank Public Company Ltd., 7.25% due
Corporates*--                           9/15/2005 (b)+++                                      992,080        977,740
14.4%            AA-   Aa3   1,500,000  CRA Finance Ltd., 6.50% due 12/01/2003 (c)          1,372,879      1,461,585
                 A     A3    1,000,000  China Light & Power Company, Ltd., 7.50%
                                        due 4/15/2006 (b)                                     994,061      1,008,320
                 A+    A2    1,000,000  Grand Metropolitan Investment Corp., 8.625%
                                        due 8/15/2001 (b)                                   1,017,379      1,079,190
                 A+    A1    1,000,000  Ford Capital B.V., 9.50% due 6/01/2010 (e)          1,100,107      1,187,660


The Corporate Fund Accumulation Program, Inc.
Schedule of Investments (concluded)                                                                December 31, 1996
                 S&P   Moody's   Face                                                                        Value
Industry        Rating  Rating  Amount                  Issue                                  Cost        (Note 1a)
                                        Corporate Bonds & Notes (concluded)

Yankee           BBB+  A3   $1,000,000  HSBC Americas Inc., 7% due 11/01/2006 (b)         $   991,731    $   987,200
Corporates*      A+    A1    1,000,000  Petroliam Nasional Berhad, 6.875%
(concluded)                             due 7/01/2003+++                                      990,862      1,001,430
                                        Pohang Iron & Steel Industries (d):
                 A+    A2    1,000,000    7.375% due 5/15/2005                              1,016,050      1,013,710
                 A+    A2    1,000,000    7.125% due 11/01/2006                               998,889        997,270
                 A     A2    1,500,000  Western Mining, 7.25% due 11/15/2013 (c)            1,518,938      1,486,425
                                                                                          -----------    -----------
                                                                                           10,992,976     11,200,530

Yankee           BBB   A3    1,000,000  People's Republic of China, 6.625% due
Sovereign*--                            1/15/2003 (a)                                         995,250        980,830
4.6%                                    Province of Quebec (a):
                 A+    A2    2,000,000    7.50% due 7/15/2002                               2,035,231      2,060,800
                 A+    A2      500,000    8.80% due 4/15/2003                                 557,013        550,305
                                                                                          -----------    -----------
                                                                                            3,587,494      3,591,935

                                        Total Corporate Bonds & Notes--91.6%               70,229,911     71,197,700


                                        Short-Term Securities

Repurchase                   1,286,000  UBS Securities Funding, Inc., purchased on
Agreements**                            12/31/1996 to yield 6.75% to 1/02/1997              1,286,000      1,286,000
--1.7%

                                        Total Short-Term Securities--1.7%                   1,286,000      1,286,000

                                        Total Investments--97.2%                          $74,609,447     75,557,140
                                                                                          ===========
                                        Other Assets Less Liabilities--2.8%                                2,191,281
                                                                                                         -----------
                                        Net Assets--100.0%                                               $77,748,421
                                                                                                         ===========

  *Corresponding industry groups for foreign bonds which are denominated in US dollars:
    (a)Government entity.
    (b)Financial institution.
    (c)Industrial; mining.
    (d)Industrial; steel.
    (e)Industrial; other.
 **Repurchase Agreements are fully collateralized by US Government &
   Agency Obligations.
***Formerly The Walt Disney Company.
 ++Floating Rate Note.
+++Restricted security as to resale. The value of the Program's investment in restricted securities was approximately $5,217,000, representing 6.7% of net assets.

                                                                           Acquisition                          Value
   Issue                                                                       Date              Cost         (Note 1a)
   Bangkok Bank Public Company Ltd., 7.25% due 9/15/2005                     9/22/1995       $  992,080      $  977,740
   Disney Enterprises Inc., 6.85% due 1/10/2007                             12/18/1996          499,666         499,645
   Equitable Life Assurance Society of the US:
     6.95% due 12/01/2005                                                   10/17/1996          473,549         490,490
     7.70% due 12/01/2015                                                    6/11/1996          993,233         999,580
   First Union Capital, 7.85% due 1/01/2027                                  1/27/1996        1,247,825       1,247,825
   Petroliam Nasional Berhad, 6.875% due 7/01/2003                           7/25/1995          990,862       1,001,430

   Total                                                                                     $5,197,215      $5,216,710
                                                                                             ==========      ==========

   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

   See Notes to Financial Statements.



The Corporate Fund Accumulation Program, Inc.
Statement of Assets and Liabilities as of December 31, 1996
Assets:
Investments, at value (identified cost--$74,609,447) (Note 1a)                                              $ 75,557,140
Receivables:
  Securities sold                                                                          $  2,295,713
  Interest                                                                                    1,327,512
  Capital shares sold                                                                            13,496        3,636,721
                                                                                           ------------
Prepaid registration fees and other assets (Note 1d)                                                             138,626
                                                                                                            ------------
Total assets                                                                                                  79,332,487
                                                                                                            ------------
Liabilities:
Payables:
  Securities purchased                                                                        1,249,188
  Capital shares redeemed                                                                        58,672
  Investment adviser (Note 2)                                                                    34,134        1,341,994
                                                                                           ------------
Accrued expenses and other liabilities                                                                           242,072
                                                                                                            ------------
Total liabilities                                                                                              1,584,066
                                                                                                            ------------
Net Assets                                                                                                  $ 77,748,421
                                                                                                            ============
Net Assets Consist of:
Common Stock, $.01 par value, 50,000,000 shares authorized                                                  $     37,576
Paid-in capital in excess of par                                                                              78,529,617
Accumulated realized capital losses on investments--net (Note 5)                                              (1,766,465)
Unrealized appreciation on investments--net                                                                      947,693
                                                                                                            ------------
Net Assets--Equivalent to $20.69 per share based on 3,757,574 shares outstanding                            $ 77,748,421
                                                                                                            ============

See Notes to Financial Statements.

The Corporate Fund Accumulation Program, Inc.
Statement of Operations for the Year Ended December 31, 1996
Investment Income (Note 1c):
Interest and premium and discount earned                                                                    $  5,655,919

Expenses:
Investment advisory fees (Note 2)                                                          $    405,367
Transfer agent fees                                                                             253,609
Printing and shareholder reports                                                                 70,744
Registration fees (Note 1d)                                                                      50,992
Professional fees                                                                                44,942
Accounting services (Note 2)                                                                     35,910
Custodian fees                                                                                   22,720
Directors' fees and expenses                                                                     15,936
Pricing fees                                                                                      4,591
Other                                                                                             4,388
                                                                                           ------------
Total expenses                                                                                                   909,199
                                                                                                            ------------
Investment income--net                                                                                         4,746,720
                                                                                                            ------------
Realized & Unrealized Gain (Loss) on Investments--Net (Notes 1c & 3):
Realized gain on investments--net                                                                              1,212,168
Change in unrealized appreciation on investments--net                                                         (4,788,096)
                                                                                                            ------------
Net Increase in Net Assets Resulting from Operations                                                        $  1,170,792
                                                                                                            ============

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Statements of Changes in Net Assets
                                                                                            For the Year Ended Dec. 31,
Increase (Decrease) in Net Assets:                                                             1996              1995
Operations:
Investment income--net                                                                     $  4,746,720     $  5,184,782
Realized gain on investments--net                                                             1,212,168        1,240,812
Change in unrealized appreciation/depreciation on investments--net                           (4,788,096)       8,819,279
                                                                                           ------------     ------------
Net increase in net assets resulting from operations                                          1,170,792       15,244,873
                                                                                           ------------     ------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                       (4,746,847)     (5,184,682)
                                                                                           ------------     ------------
Net decrease in net assets resulting from dividends to shareholders                          (4,746,847)      (5,184,682)
                                                                                           ------------     ------------
Capital Share Transactions (Note 4):
Net decrease in net assets resulting from capital share transactions                         (4,077,674)      (7,545,314)
                                                                                           ------------     ------------
Net Assets:
Total increase (decrease) in net assets                                                      (7,653,729)       2,514,877
Beginning of year                                                                            85,402,150       82,887,273
                                                                                           ------------     ------------
End of year*                                                                               $ 77,748,421     $ 85,402,150
                                                                                           ============     ============

*Undistributed investment income--net                                                      $         --     $        100
                                                                                           ============     ============

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                 For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  1996       1995      1994      1993       1992
Per Share Operating Performance:
Net asset value, beginning of year                                    $  21.59   $  19.14  $  21.55  $  21.22   $  21.76
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                    1.23       1.28      1.18      1.31      1.46
Realized and unrealized gain (loss) on investments--net                   (.90)      2.45     (2.41)     1.24       (.03)
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                           .33       3.73     (1.23)     2.55       1.43
                                                                      --------   --------  --------  --------   --------
Less dividends and distributions:
  Investment income--net                                                 (1.23)     (1.28)    (1.18)    (1.29)     (1.47)
  Realized gain on investments--net                                         --         --        --      (.93)      (.50)
                                                                      --------   --------  --------  --------   --------
Total dividends and distributions                                        (1.23)     (1.28)    (1.18)    (2.22)     (1.97)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year                                          $  20.69   $  21.59  $  19.14  $  21.55   $  21.22
                                                                      ========   ========  ========  ========   ========
Total Investment Return:
Based on net asset value per share                                       1.69%     20.05%    (5.78%)   12.20%      6.86%
                                                                      ========   ========  ========  ========   ========
Ratios to Average Net Assets:
Expenses                                                                 1.12%      1.01%     1.10%     1.08%      1.12%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   5.84%      6.23%     5.80%     5.74%      6.72%
                                                                      ========   ========  ========  ========   ========
Supplemental Data:
Net assets, end of year (in thousands)                                $ 77,748   $ 85,402  $ 82,887  $115,367   $ 90,892
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                         77%       104%      122%      132%        65%
                                                                      ========   ========  ========  ========   ========

See Notes to Financial Statements.

The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements


1. Significant Accounting Policies:
The Corporate Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of securities--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Securities for which there exists no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Program.

(b) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM") The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of 0.50%, on an annual basis, of the value of the Program's average daily net assets.

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), Prudential Securities, Inc.,
Dean Witter Reynolds Inc., and Smith Barney, Inc. (the "Administrators"), whereby the Administrators perform certain administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to 0.20%, on an annual basis, of the Program's average daily net assets.


The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements (concluded)


During the year ended December 31, 1996, the Program paid Merrill
Lynch Security Pricing Service, an affiliate of MLPF&S, $3,118 for security price quotations to compute the net assets value of the Program.

Accounting services are provided to the Program by FAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, MLPF&S, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1996 were $59,233,081 and $62,940,819, respectively.

Net realized and unrealized gains as of December 31, 1996 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains


Long-term investments              $1,212,168     $  947,693
                                   ----------     ----------
Total                              $1,212,168     $  947,693
                                   ==========     ==========

As of December 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $947,693 of which $1,334,352 related to appreciated securities and $386,659 related to depreciated securities. The aggregate cost of investments at December 31, 1996 for Federal income tax purposes was $74,609,447.

4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Year Ended                                  Dollar
December 31, 1996                     Shares        Amount

Shares sold                           943,053   $ 19,538,783
Shares issued to
shareholders in
reinvestment of
dividends                             221,170      4,567,096
                                 ------------   ------------
Total issued                        1,164,223     24,105,879
Shares redeemed                    (1,362,008)   (28,183,553)
                                 ------------   ------------
Net decrease                         (197,785)  $ (4,077,674)
                                 ============   ============


For the Year Ended                                  Dollar
December 31, 1995                     Shares        Amount

Shares sold                           691,078   $ 14,241,386
Shares issued to
shareholders in
reinvestment of
dividends                             236,055      4,837,718
                                 ------------   ------------
Total issued                          927,133     19,079,104
Shares redeemed                    (1,302,627)   (26,624,418)
                                 ------------   ------------
Net decrease                         (375,494)  $ (7,545,314)
                                 ============   ============

5. Capital Loss Carryforward:
At December 31, 1996, the Program had a net capital loss carryforward of approximately $1,766,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
The Corporate Fund Accumulation Program, Inc.
Independent Auditors' Report


The Board of Directors and Shareholders,
The Corporate Fund Accumulation
Program, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Corporate Fund Accumulation Program, Inc. as of December 31, 1996, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Corporate Fund Accumulation Program, Inc. as of December 31, 1996, the results of its operations, and the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 3, 1997
</AUDIT-REPORT>



Officers and Directors

Arthur Zeikel--President and Director
Ronald W. Forbes--Director
Cynthia A. Montgomery--Director
Charles C. Reilly--Director
Kevin A. Ryan--Director
Richard R. West--Director
Terry K. Glenn--Executive Vice President
N. John Hewitt--Senior Vice President
Donald C. Burke--Vice President
Jay C. Harbeck--Vice President
Gerald M. Richard--Treasurer
Susan B. Baker--Secretary


Custodian and Transfer Agent

The Bank of New York
90 Washington Street
New York, New York 10286